                                                                  EXECUTION COPY
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                          SECURITIES PURCHASE AGREEMENT

         SECURITIES PURCHASE AGREEMENT (the "AGREEMENT"), dated as of July 13,
2006, by and among G-III Apparel Group, Ltd., a Delaware corporation, with headquarters located at 512 Seventh Avenue, New York, New York 10018 (the
"COMPANY"), and the investors listed on the Schedule of Buyers attached hereto
(individually, a "BUYER" and collectively, the "BUYERS").

                                    WHEREAS:

         A. The Company and each Buyer is executing and delivering this
Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the "1933 ACT"), and
Rule 506 of Regulation D ("REGULATION D") as promulgated by the United States
Securities and Exchange Commission (the "SEC") under the 1933 Act.

         B. Each Buyer wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, (i) that aggregate number of shares of the Common Stock, par value $0.01 per share of the Company (the
"COMMON STOCK"), set forth opposite such Buyer's name in column (3) on the
Schedule of Buyers (which aggregate amount for all Buyers shall be 1,500,000 and shall collectively be referred to herein as the "SHARES") and (ii) warrants, in substantially the form attached hereto as Exhibit A (the "WARRANTS"), to acquire that number of shares of Common Stock (as exercised, collectively, the "WARRANT
SHARES") set forth opposite such Buyer's name in column (4) on the Schedule of
Buyers. The number of Warrants shall be equal to 25% of the number of Shares purchased hereunder.

         C. Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement, substantially in the form attached hereto as Exhibit B (the "REGISTRATION RIGHTS
AGREEMENT"), pursuant to which the Company has agreed to provide certain registration rights with respect to the Shares and the Warrant Shares under the
1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

         D. The Shares, the Warrants and the Warrant Shares, collectively are referred to herein as the "SECURITIES".

         NOW, THEREFORE, the Company and each Buyer hereby agree as follows:

         1. PURCHASE AND SALE OF SHARES AND WARRANTS.

              (a) Amount. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 6 and 7 below, the Company shall issue and sell to each Buyer, and each Buyer severally, but not jointly, agrees to purchase from the Company on the Closing Date (as defined below), the number of Shares, as is set forth opposite such Buyer's name in column (3) on the Schedule of
Buyers, along with the Warrants to acquire up to that number of Warrant Shares as is set forth opposite such Buyer's name in column (4) on the Schedule of
Buyers.

              (b) Closing. The closing (the "CLOSING") of the purchase of the
Shares and the Warrants by the Buyers shall occur at the offices of Lowenstein
Sandler PC, 1251 Avenue of the Americas, New York, New York 10020. The date and time of the Closing (the "CLOSING DATE") shall be 10:00 a.m., New York City
Time, on the date hereof, subject to notification of satisfaction (or waiver) of the conditions to the Closing set forth in Sections 6 and 7 below (or such later date as is mutually agreed to by the Company and each Buyer).

              (c) Purchase Price. The purchase price for each Buyer of the
Shares and related Warrants to be purchased by each Buyer at the Closing shall be the amount set forth opposite such Buyer's name in column (5) of the Schedule of Buyers (the "PURCHASE PRICE"). The purchase price for the Shares is $10.11 per share and the Warrant exercise price is $11.00 per share.

              (d) Form of Payment. On the Closing Date, (i) each Buyer shall pay its respective Purchase Price to the Company for the Shares and the Warrants to
be issued and sold to such Buyer at the Closing, by wire transfer of immediately available funds in accordance with the Company's written wire instructions, (ii)
the Company shall irrevocably instruct the transfer agent for the Common Stock to deliver to each Buyer one or more stock certificates, free and clear of all restrictive and other legends (except as expressly provided in Section 2(g)
hereof), evidencing the number of Shares such Buyer is purchasing as is set forth opposite such Buyer's name in column (3) of the Schedule of Buyers, within three (3) days after the Closing and (iii) the Company shall issue to each Buyer a Warrant pursuant to which such Buyer shall have the right to acquire such number of Warrant Shares as is set forth opposite such Buyer's name in column
(4) of the Schedule of Buyers, in the case of clauses (ii) and (iii), duly executed on behalf of the Company and registered in the name of such Buyer.

         2. BUYER'S REPRESENTATIONS AND WARRANTIES.

              Each Buyer represents and warrants with respect to only itself that:

              (a) No Public Sale or Distribution. Such Buyer is (i) acquiring the Shares and the Warrants and (ii) upon exercise of the Warrants will acquire the Warrant Shares, in each case, for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the 1933 Act;
provided, however, that by making the representations herein, such Buyer does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to an effective registration statement or an exemption under the 1933 Act. Such Buyer is acquiring the Securities hereunder in the ordinary course of its business. Such Buyer does not presently have any agreement or understanding, directly or indirectly, with any Person to distribute any of the
Securities.

              (b) Accredited Investor Status. Such Buyer is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D. Prentice
Capital Partners QP, LP represents and warrants with respect only to itself that it is a "qualified institutional buyer" as defined in Rule 144A under the 1933
Act (a "QIB"). Prentice Capital Offshore, LTD. represents and warrants with respect only to itself that it is a QIB. GPC XL III, LLC represents and warrants with respect only to itself that it is a QIB. S.A.C. Capital Associates, LLC represents and warrants with respect only to itself that it is a QIB.

              (c) Reliance on Exemptions. Such Buyer understands that the
Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of such Buyer to acquire the Securities.

              (d) Information. Such Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by such Buyer. Such Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by such Buyer or its advisors, if any, or its representatives

                                      -2-

shall modify, amend or affect such Buyer's right to rely on the Company's representations and warranties contained herein. Such Buyer understands that its investment in the Securities involves a high degree of risk and is able to afford a complete loss of such investment. Such Buyer has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

              (e) No Governmental Review. Such Buyer understands that no United
States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the
Securities.

              (f) Transfer or Resale. Such Buyer understands that except as provided in the Registration Rights Agreement: (i) the Securities have not been and are not being registered under the 1933 Act or any state securities laws, are "restricted securities" within the meaning of Rule 144 (as defined below)
and may not be offered for sale, sold, assigned or transferred unless (A)
subsequently registered thereunder, (B) such Buyer shall have delivered to the
Company an opinion of counsel, in a form reasonably acceptable to the Company, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) such Buyer provides the Company with reasonable assurance that such
Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule
144A promulgated under the 1933 Act, as amended, (or a successor rule thereto)
(collectively, "RULE 144"); (ii) any sale of the Securities made in reliance on
Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the Person (as defined in Section 3(s)) through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the
1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other Person is under any obligation to register the Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. Notwithstanding the foregoing, the
Securities may be pledged in connection with a bona fide margin account or other loan or financing arrangement secured by the Securities and such pledge of
Securities shall not be deemed to be a transfer, sale or assignment of the
Securities hereunder, and no Buyer effecting a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction
Document (as defined in Section 3(b)), including, without limitation, this
Section 2(f). Such Buyer also understands that (i) it shall not have the protection of Section 11 under the 1933 Act in connection with the Company's offer and sale of the Securities hereunder, and (ii) the Company has withdrawn its registration statement on Form S-1, Registration No. 333-133906, previously filed on May 8, 2006 in connection with a proposed public offering of its Common
Stock by the Company and certain stockholders of the Company.

              (g) Legends. Such Buyer understands that the certificates or other instruments representing the Shares and the Warrants and, until such time as the resale of the Shares and the Warrant Shares have been registered under the 1933
Act as contemplated by the Registration Rights Agreement, the stock certificates representing the Shares and the Warrant Shares, except as set forth below, shall bear any legend as required by the "blue sky" laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

         [NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS
         CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE
         EXERCISABLE HAVE BEEN][THE SECURITIES REPRESENTED BY THIS CERTIFICATE
         HAVE NOT BEEN] REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
         OR APPLICABLE STATE SECURITIES LAWS. THE

                                      -3-

         SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED
         (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE
         SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN
         OPINION OF COUNSEL, IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY,
         THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD
         PURSUANT TO RULE 144 UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE
         SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT
         OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

              (h) Validity; Enforcement. This Agreement and the Registration
Rights Agreement to which such Buyer is a party have been duly and validly authorized, executed and delivered on behalf of such Buyer and shall constitute the legal, valid and binding obligations of such Buyer enforceable against such
Buyer in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors'
rights and remedies.

              (i) No Conflicts. The execution, delivery and performance by such
Buyer of this Agreement and the Registration Rights Agreement and the consummation by such Buyer of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of such Buyer or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Buyer is a party, or (iii)
result in a violation of any law, rule, regulation, order, judgment or decree
(including federal and state securities laws) applicable to such Buyer, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such
Buyer to perform its obligations hereunder.

              (j) Certain Trading Activities. Other than with respect to the transactions contemplated herein, since the time that such Buyer was first contacted by the Company or any other Person regarding this investment in the
Company, neither such Buyer nor any Affiliate of such Buyer which (x) had knowledge of the transactions contemplated hereby, (y) has or shares discretion relating to such Buyer's investments or trading or information concerning such
Buyer's investments, including in respect of the Securities, and (z) is subject to such Buyer's review or input concerning such Affiliate's investments or trading (collectively, "TRADING AFFILIATES") has directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with such Buyer or Trading Affiliate, effected or agreed to effect any transactions in the securities of the Company (including, without limitation, any Short Sales involving the Company's securities). Prior to the earliest to occur of (i) the termination of this Agreement, (ii) the effective date of the registration statement covering the resale of the Shares and the Warrant Shares or (iii) the date such registration statement was required to have been declared effective in accordance with the terms of the Registration Rights Agreement, such Buyer shall not, and shall cause its Trading Affiliates not to, engage, directly or indirectly, in any Short Sales involving the Company's securities. For purposes hereof, (x) "AFFILIATE" means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, Controls, is controlled by or is under common control with such Person, as such terms are used in and construed under Rule 144 and (y) "SHORT SALES" include, without limitation, all "short sales" as defined in Rule 200 promulgated under
Regulation SHO under the 1934 Act, whether or not against the box, and all types of direct and indirect stock pledges (other than pledges made pursuant to brokerage agreements to which such Buyer is a party), forward sale contracts,

                                      -4-

options, puts, calls, short sales, swaps, "put equivalent positions" (as defined in Rule 16a-1(h) under the 1934 Act) and similar arrangements (including on a total return basis), and sales and other transactions through non-US broker dealers or foreign regulated brokers. Notwithstanding the foregoing, if such
Buyer or any Trading Affiliate is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Buyer's or Trading
Affiliate's assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Buyer's or Trading Affiliate's assets, the representations set forth above shall only apply with respect to the portion of the assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement. Such Buyer is aware of the following telephone interpretation issued by the SEC concerning limitations on short-selling activities:

              65. Section 5 (of the Securities Act of 1933, as amended)

              An issuer filed a Form S-3 registration statement for a
              secondary offering of common stock which is not yet effective.
              One of the selling shareholders wanted to do a short sale of common stock "against the box" and cover the short sale with registered shares after the effective date. The issuer was advised that the short sale could not be made before the
              registration statement becomes effective, because the shares underlying the short sale are deemed to be sold at the time such sale is made. There would, therefore, be a violation of
              Section 5 if the shares were effectively sold prior to the effective date.

              (k) Such Buyer is aware that the anti-manipulation rules of
Regulation M under the 1934 Act (as defined below) may apply to sales of Common
Stock and other activities with respect to the Common Stock by the Buyers.

         3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

              The Company represents and warrants to each of the Buyers that:

              (a) Organization and Qualification. The Company and its
"SUBSIDIARIES" (which for purposes of this Agreement means any entity in which the Company, directly or indirectly, owns the majority of the capital stock or holds a majority equity or similar interest, except for the Excluded
Subsidiaries) are entities duly organized and validly existing in good standing under the laws of the jurisdiction in which they are formed, and have the requisite power and authorization to own their properties and to carry on their business as now being conducted. Each of the Company and its Subsidiaries is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. As used in this Agreement, (i) "EXCLUDED
SUBSIDIARIES" means Siena Leather Ltd., a New York corporation, Fabio Licensing,
LLC, a New York limited liability company, Global Apparel Sourcing Ltd., a
Delaware corporation, Indawa Holding Corp., a Delaware corporation, G-III Hong
Kong Ltd., an entity organized under the laws of Hong Kong, Global International
Trading Company, an entity organized under the laws of Korea, Kostroma Limited, an entity organized under the laws of Hong Kong, Wee Beez International Limited, an entity organized under the laws of Hong Kong, G-III Apparel Manufacturing,
Inc., a Tennessee corporation, and P.T. Balihides, an entity organized under the laws of Indonesia; and (ii) "MATERIAL ADVERSE EFFECT" means any material adverse effect on the business, properties, assets, operations, results of operations, condition (financial or otherwise) or prospects of the Company and its
Subsidiaries, taken as a whole, or on the transactions contemplated hereby and the other Transaction Documents or by the agreements and instruments to be entered into in connection herewith or therewith, or on the authority or ability of the Company to perform its obligations under the Transaction Documents. The
Company has no Subsidiaries, except as set forth

                                      -5-

on Schedule 3(a).

              (b) Authorization; Enforcement; Validity. The Company has the
requisite power and authority to enter into and perform its obligations under this Agreement, the Warrants, the Registration Rights Agreement, the Irrevocable
Transfer Agent Instructions (as defined in Section 5(b)), and each of the other agreements entered into by the parties hereto in connection with the transactions contemplated by this Agreement (collectively, the "TRANSACTION
DOCUMENTS") and to issue the Securities in accordance with the terms hereof and thereof. The execution and delivery of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Shares and the
Warrants and the reservation for issuance and the issuance of the Warrant Shares issuable upon exercise of the Warrants, have been duly authorized by the
Company's Board of Directors and (other than the filing with the SEC of one or more Registration Statements in accordance with the requirements of the
Registration Rights Agreement, and the filing of a Notice of Additional Listing with NASDAQ and a Form D with the SEC) no further filing, consent, or authorization is required by the Company, its Board of Directors or its stockholders. This Agreement and the other Transaction Documents have been duly executed and delivered by the Company, and constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

              (c) Issuance of Securities. The Shares and the Warrants are duly authorized and, upon issuance in accordance with the terms hereof, shall be validly issued and free from all taxes, liens and charges with respect to the issue thereof and the Shares shall be fully paid and nonassessable with the holders being entitled to all rights accorded to a holder of Common Stock. As of the Closing Date, the Company shall have reserved from its duly authorized capital stock not less than the maximum number of shares of Common Stock issuable upon exercise of the Warrants including any indeterminate number of shares issuable pursuant to the provisions thereof (without taking into account any limitations on the exercise of the Warrants set forth in the Warrants). The
Company shall, so long as any of the Warrants are outstanding, take all action necessary to reserve and keep available out of its authorized and unissued capital stock, solely for the purpose of effecting the exercise of the Warrants, the maximum number of shares of Common Stock issuable upon exercise of the
Warrants including any indeterminate number of shares issuable pursuant to the provisions thereof (without taking into account any limitations on the exercise of the Warrants set forth in the Warrants). Upon exercise in accordance with the
Warrants, the Warrant Shares will be validly issued, fully paid and nonassessable and free from all preemptive or similar rights, taxes, liens and charges with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock. Assuming the representations of the Buyers set forth in this Agreement are true, the offer and issuance by the
Company of the Securities is exempt from registration under the 1933 Act and are free from all taxes, liens and charges with respect to the issue thereof.

              (d) No Conflicts. The execution, delivery and performance of the
Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Shares and Warrants and the reservation for issuance and issuance of the Warrant Shares) will not (i) result in a violation of the
Certificate of Incorporation (as defined in Section 3(r)) of the Company or any of its Subsidiaries, any capital stock of the Company or Bylaws (as defined in
Section 3(r)) of the Company or any of its Subsidiaries or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or (iii)
result in a violation of any law, rule, regulation, order, judgment or decree

                                      -6-

(including federal and state securities laws and regulations and the rules and regulations of the Nasdaq Global Market (the "PRINCIPAL MARKET")) applicable to the Company or any of its Subsidiaries or by which any property or asset of the
Company or any of its Subsidiaries is bound or affected.

              (e) Consents. Except for the filing of a Notice of Additional
Listing with NASDAQ (which the Company has filed with NASDAQ), the filing of a
Form D with the SEC and the filing of the registration statement in accordance with the terms of the Registration Rights Agreement, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its obligations under or contemplated by the Transaction
Documents, in each case in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the Closing Date (other than the filing of the registration statement under the Registration Rights Agreement, which will be made in accordance with the terms of the Registration Rights Agreement). The
Company and its Subsidiaries are unaware of any facts or circumstances that might prevent the Company from obtaining or effecting any of the registration, application or filings pursuant to the preceding sentence. The Company is not in violation of the listing requirements of the Principal Market and has no knowledge of any facts that would reasonably lead to delisting or suspension of the Common Stock in the foreseeable future.

              (f) Acknowledgment Regarding Buyer's Purchase of Securities. The
Company acknowledges and agrees that each Buyer is acting solely in the capacity of an arm's length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby and that no Buyer is (i) an officer or director of the Company, (ii) prior to the Closing, an "affiliate" of the
Company (as defined in Rule 144) or (iii) to the knowledge of the Company, prior to the Closing, a "beneficial owner" of more than 10% of the shares of Common
Stock (as defined for purposes of Rule 13d-3 of the Securities Exchange Act of
1934, as amended (the "1934 ACT")). The Company further acknowledges that no
Buyer is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by a Buyer or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such
Buyer's purchase of the Securities. The Company further represents to each Buyer that the Company's decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives.

              (g) No General Solicitation; Placement Agent's Fees. Neither the
Company, nor any of its affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising
(within the meaning of Regulation D) in connection with the offer or sale of the
Securities. The Company shall be responsible for the payment of any placement agent's fees, financial advisory fees, or brokers' commissions (other than for persons engaged by any Buyer or its investment advisor) relating to or arising out of the transactions contemplated hereby. The Company shall pay, and hold each Buyer harmless against, any liability, loss or expense (including, without limitation, attorney's fees and out-of-pocket expenses) arising in connection with any such claim. The Company acknowledges that it has not engaged any placement agent or other agent in connection with the sale of the Securities.

              (h) No Integrated Offering. None of the Company, its Subsidiaries,
any of their affiliates, and any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Securities under the 1933 Act or cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated

                                      -7-

quotation system on which any of the securities of the Company are listed or designated. None of the Company, its Subsidiaries, their affiliates and any
Person acting on their behalf will take any action or steps referred to in the preceding sentence that would require registration of any of the Securities under the 1933 Act or cause the offering of the Securities to be integrated with other offerings.

              (i) Application of Takeover Protections; Rights Agreement. The
Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement)
or other similar anti-takeover provision under the Certificate of Incorporation or the laws of the jurisdiction of its formation which is or could become applicable to any Buyer as a result of the transactions contemplated by this
Agreement, including, without limitation, the Company's issuance of the
Securities and any Buyer's ownership of the Securities. The Company has not adopted a stockholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change in control of the Company.

              (j) SEC Documents; Financial Statements. Except as set forth on
Schedule 3(j), during the two (2) years prior to the date hereof, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the 1934 Act (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the "SEC DOCUMENTS"). The Company has delivered to the Buyers or their respective representatives true, correct and complete copies of the SEC
Documents not available on the EDGAR system, consisting of the Company's Annual
Reports to Stockholders. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC
Documents, and none of the SEC Documents, at the time they were filed with the
SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii)
in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other information provided by or on behalf of the Company to the Buyers which is not included in the SEC Documents, including, without limitation, information referred to in Section 2(d) of this Agreement, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are or were made, not misleading.

              (k) Absence of Certain Changes. Except as disclosed in Schedule
3(k) or in the Company's Quarterly Report on Form 10-Q for the quarterly period ended April 30, 2006, since the date of the Company's most recent audited financial statements contained in a Form 10-K, there has been no material adverse change and no material adverse development in the business, assets, properties, operations, condition (financial or otherwise), results of operations or prospects of the Company or its Subsidiaries. Except as disclosed in Schedule 3(k), since the date of the Company's most recent audited financial statements contained in a Form 10-K, the Company has not (i) declared or paid any cash dividends, (ii) sold any assets, individually or in the aggregate, in excess of $100,000 outside of the

                                      -8-

ordinary course of business or (iii) made capital expenditures, except as permitted under the Finance Agreement, dated July 11, 2005, among The CIT
Group/Commercial Services, Inc., the lenders party thereto, G-III Leather
Fashions, Inc., J. Percy For Marvin Richards, Ltd and CK Outerwear, LLC, as
amended to date. The Company has not taken any steps to seek protection pursuant to any bankruptcy law nor does the Company have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do
so.

              (l) No Undisclosed Events, Liabilities, Developments or
Circumstances. No event, liability, development or circumstance has occurred or exists, or is contemplated to occur with respect to the Company, its
Subsidiaries or their respective business, properties, prospects, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws on a registration statement on Form S-1 filed with the SEC relating to an issuance and sale by the Company of its Common Stock and which has not been publicly announced.

              (m) Conduct of Business; Regulatory Permits. Neither the Company
nor its Subsidiaries is in violation of any term of or in default under its
Certificate of Incorporation or Bylaws or their organizational charter or certificate of incorporation or bylaws, respectively. Neither the Company nor any of its Subsidiaries is in violation of any judgment, decree or order or any statute, ordinance, rule or regulation applicable to the Company or its
Subsidiaries, and neither the Company nor any of its Subsidiaries will conduct its business in violation of any of the foregoing, except for violations which would not, individually or in the aggregate, have a Material Adverse Effect.
Without limiting the generality of the foregoing, the Company is not in violation of any of the rules, regulations or requirements of the Principal
Market and has no knowledge of any facts or circumstances that would reasonably lead to delisting or suspension of the Common Stock by the Principal Market in the foreseeable future. During the two (2) years prior to the date hereof, (i)
the Common Stock has been designated for quotation on the Principal Market, (ii)
trading in the Common Stock has not been suspended by the SEC or the Principal
Market and (iii) the Company has received no communication, written or oral, from the SEC or the Principal Market regarding the suspension or delisting of the Common Stock from the Principal Market. The Company and its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such certificates, authorizations or permits would not have, individually or in the aggregate, a
Material Adverse Effect, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

              (n) Foreign Corrupt Practices. Neither the Company nor any of its
Subsidiaries nor any director, officer, agent, employee or other Person acting on behalf of the Company or any of its Subsidiaries has, in the course of its actions for, or on behalf of, the Company (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii)
violated or is in violation of any provision of the U.S. Foreign Corrupt
Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

              (o) Sarbanes-Oxley Act. The Company is in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the SEC thereunder that are effective as of the date hereof, except where such noncompliance would not have, individually or in the aggregate, a Material Adverse Effect.

                                       -9-

              (p) Transactions With Affiliates. Except as set forth in the SEC
Documents filed at least ten days prior to the date hereof and other than the grant of stock options disclosed on Schedule 3(p), none of the officers, directors or employees of the Company is presently a party to any transaction with the Company or any of its Subsidiaries (other than for ordinary course services as employees, officers or directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such officer, director or employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any such officer, director, or employee has a substantial interest or is an officer, director, trustee or partner.

              (q) Equity Capitalization. As of the date hereof, the authorized capital stock of the Company consists of (x) 40,000,000 shares of Common Stock, of which as of the date hereof, 12,479,400 are issued and outstanding,
(excluding 367,225 shares held in treasury), 1,282,243 shares are reserved for issuance upon exercise of outstanding options, 1,050,721 are reserved for future grants pursuant to the Company's stock option and purchase plans and non-plan option arrangements and no shares are reserved for issuance pursuant to securities (other than the Warrants) exercisable or exchangeable for, or convertible into, shares of Common Stock and (y) 1,000,000 shares of preferred stock, of which as of the date hereof, no shares are issued and outstanding. All of such outstanding shares have been, or upon issuance will be, validly issued and are fully paid and nonassessable. Except as disclosed in Schedule 3(q): (i)
no shares of the Company's capital stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the
Company; (ii) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares of capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its
Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares of capital stock of the Company or any of its Subsidiaries; (iii) there are no financing statements securing obligations in any material amounts, either singly or in the aggregate, filed in connection with the Company or any of its
Subsidiaries; (iv) there are no agreements or arrangements under which the
Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the 1933 Act (except the Registration Rights Agreement);
(v) there are no outstanding securities or instruments of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the
Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries; (vi) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities; (vii) the Company does not have any stock appreciation rights or "phantom stock" plans or agreements or any similar plan or agreement; and (viii) the Company and its Subsidiaries have no liabilities or obligations required to be disclosed in the SEC Documents but not so disclosed in the SEC Documents, other than those incurred in the ordinary course of the Company's or any Subsidiary's respective businesses and which, individually or in the aggregate, do not or would not have a Material Adverse
Effect. The Company has furnished or made available to the Buyer true, correct and complete copies of the Company's Certificate of Incorporation, as amended and as in effect on the date hereof (the "CERTIFICATE OF Incorporation"), and the Company's Bylaws, as amended and as in effect on the date hereof (the
"BYLAWS"). Schedule 3(q) summarizes the Company's outstanding securities convertible into, or exercisable or exchangeable for, shares of Common Stock and the material rights of the holders thereof in respect thereto.

              (r) Indebtedness and Other Contracts. Except as disclosed in
Schedule 3(r), neither the Company nor any of its Subsidiaries (i) has any outstanding Indebtedness, (ii) is a party to any contract,

                                      -10-

agreement or instrument, the violation of which, or default under which, by the other party(ies) to such contract, agreement or instrument would result in a
Material Adverse Effect, (iii) is in violation of any term of or in default under any contract, agreement or instrument relating to any Indebtedness, except where such violations and defaults would not result, individually or in the aggregate, in a Material Adverse Effect, or (iv) is a party to any contract, agreement or instrument relating to any Indebtedness, the performance of which, in the judgment of the Company's officers, has or is expected to have a Material
Adverse Effect. Schedule 3(r) provides a detailed description of the material terms of any such outstanding Indebtedness. For purposes of this Agreement: (x)
"INDEBTEDNESS" of any Person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (including, without limitation,
"capital leases" in accordance with generally accepted accounting principals)
(other than trade payables entered into in the ordinary course of business), (C)
all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with generally accepted accounting principles, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets
(including accounts and contract rights) owned by any Person, even though the
Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A)
through (G) above; (y) "CONTINGENT OBLIGATION" means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend or other obligation of another
Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto; and
(z) "PERSON" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

              (s) Absence of Litigation. Except as set forth in Schedule 3(s), there is no action, suit, proceeding, inquiry or investigation before or by the
Principal Market, any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company, the Common Stock or any of the its
Subsidiaries or any of the Company's or the Company's Subsidiary's officers or directors.

              (t) Insurance. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its
Subsidiaries are engaged. Neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for and neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

                                      -11-

              (u) Employee Relations. Except as set forth in Schedule 3(u), neither the Company nor any of its Subsidiaries is a party to any collective bargaining agreement or employs any member of a union. The Company and its
Subsidiaries believe that their relations with their employees are good. No executive officer of the Company (as defined in Rule 501(f) of the 1933 Act) has notified the Company or any such Subsidiary that such officer intends to leave the Company or any such Subsidiary or otherwise terminate such officer's employment with the Company or any such Subsidiary. No executive officer of the
Company (as defined in Rule 501(f) of the 1933 Act), to the knowledge of the
Company or any such Subsidiary, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer does not subject the Company or any such
Subsidiary to any liability with respect to any of the foregoing matters. The
Company and its Subsidiaries are in compliance with all federal, state, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

              (v) Title. Neither the Company nor any Subsidiary owns any real property. The Company and its Subsidiaries have good and marketable title to all personal property owned by them which is material to the business of the Company and its Subsidiaries, taken as whole, in each case free and clear of all liens, encumbrances and defects except such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and any of its Subsidiaries. Any real property and facilities held under lease by the Company and any of its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries.

              (w) Intellectual Property Rights. The Company and its Subsidiaries
own or possess adequate rights or licenses to use all material trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights
("INTELLECTUAL PROPERTY RIGHTS") necessary to conduct their respective businesses as now conducted. Except as set forth in Schedule 3(w), none of the
Company's Intellectual Property Rights have expired or terminated, or are expected to expire or terminate, within three years from the date of this
Agreement. The Company does not have any knowledge of any infringement by the
Company or its Subsidiaries of Intellectual Property Rights of others. There is no claim, action or proceeding being made or brought, or to the knowledge of the
Company, being threatened, against the Company or any of its Subsidiaries regarding its Intellectual Property Rights. The Company is unaware of any facts or circumstances which might give rise to any of the foregoing infringements or claims, actions or proceedings. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their Intellectual Property Rights.

              (x) Environmental Laws. The Company and its Subsidiaries (i) are
in compliance in all material respects with any and all Environmental Laws (as hereinafter defined), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance in all material respects with all terms and conditions of any such permit, license or approval where, in each of the foregoing clauses (i), (ii) and (iii), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material
Adverse Effect. The term "ENVIRONMENTAL LAWS" means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or

                                      -12-

hazardous substances or wastes (collectively, "HAZARDOUS MATERIALS") into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

              (y) Investment Company. The Company is not, and is not an
affiliate of, an "investment company" within the meaning of the Investment
Company Act of 1940, as amended.

              (z) Tax Status. The Company and each of its Subsidiaries (i) has made or filed all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, subject to permitted extensions, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and (iii) has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. Except as set forth in Schedule 3(z), there are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

              (aa) Internal Accounting and Disclosure Controls. The Company and
each of its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii)
transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any material differences. The Company maintains disclosure controls and procedures
(as such term is defined in Rule 13a-14 under the 1934 Act) that are effective in ensuring that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the SEC, including, without limitation, controls and procedures designed in to ensure that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is accumulated and communicated to the Company's management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate, to allow timely decisions regarding required disclosure.

              (bb) Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its 1934 Act filings and is not so disclosed or that otherwise would be reasonably likely to have a Material Adverse Effect.

              (cc) Manipulation of Price. The Company has not, and to its
knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

              (dd) Disclosure. Except with respect to the transactions
contemplated by this Agreement, the Company confirms that neither it nor any other Person acting on its behalf has provided any of the Buyers or their respective agents or counsel with any information that constitutes or could

                                      -13-

reasonably be expected to constitute material, nonpublic information. The
Company understands and confirms that each of the Buyers will rely on the foregoing representations in effecting transactions in securities of the
Company. All disclosure provided to the Buyers regarding the Company, its business and the transactions contemplated hereby, including the Schedules to this Agreement, furnished by or on behalf of the Company are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Except for the transactions contemplated by this Agreement, no event or circumstance has occurred or information exists with respect to the Company or any of its
Subsidiaries or any of their respective business, properties, prospects, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed (assuming for this purpose that the Company's reports filed under the 1934 Act, as amended, are being incorporated into an effective registration statement filed by the Company under the 1933 Act). The Company acknowledges and agrees that no Buyer makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 2.

         4. COVENANTS.

              (a) Best Efforts. Each party shall use its best efforts timely to satisfy each of the covenants and conditions to be satisfied by it as provided in Sections 6 and 7 of this Agreement.

              (b) Form D and Blue Sky. The Company agrees to file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to each Buyer promptly after such filing. The Company, on or before the
Closing Date, shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Securities for sale to the Buyers at the Closing pursuant to this Agreement under applicable securities or "Blue Sky" laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Buyers on or prior to the Closing Date. The
Company shall make all filings and reports relating to the offer and sale of the
Securities required under applicable securities or "Blue Sky" laws of the states of the United States following the Closing Date.

              (c) Reporting Status. Until the date on which the Investors (as defined in the Registration Rights Agreement) shall have sold all the Shares and
Warrant Shares and none of the Warrants is outstanding (the "REPORTING PERIOD"), the Company shall timely file all reports required to be filed with the SEC pursuant to the 1934 Act and, until the later of (i) two (2) years from the date hereof and (ii) such time as the Buyers (considered together as a whole) own less than an aggregate of 150,000 Shares and/or Warrant Shares (after giving effect to any stock splits, recapitalizations, reorganizations or similar events) the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would otherwise permit such termination.

              (d) Financial Information. The Company agrees to send the
following to each Investor (as defined in the Registration Rights Agreement)
during the Reporting Period unless the following are filed with the SEC through
EDGAR and are available to the public through the EDGAR system, within one (1)
Business Day after the filing thereof with the SEC: (i) a copy of its Annual
Reports on Form 10-K, its Quarterly Reports on Form 10-Q, any Current Reports on
Form 8-K and any registration statements (other than on Form S-8) or amendments filed pursuant to the 1933 Act, (ii) on the same day as the release thereof, facsimile or e-mailed copies of all press releases issued by the Company or any of its Subsidiaries, and (iii) copies of any notices and other information made available or given to the stockholders of the Company generally, contemporaneously with the making available or giving thereof to the stockholders. As used herein, " BUSINESS DAY " means any day other than
Saturday, Sunday or

                                      -14-

other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

              (e) Listing. The Company shall promptly secure the listing of all of the Registrable Securities (as defined in the Registration Rights Agreement)
upon each national securities exchange and automated quotation system, if any, upon which the shares of Common Stock are then listed (subject to official notice of issuance) and shall maintain, so long as any other shares of Common
Stock shall be so listed, such listing of all Registrable Securities from time to time issuable under the terms of the Transaction Documents. Until the later of (i) two (2) years from the date hereof and (ii) such time as the Buyers
(considered together as a whole) own less than an aggregate of 150,000 Shares and/or Warrant Shares (after giving effect to any stock splits, recapitalizations, reorganizations or similar events), the Company shall maintain the Common Stock's authorization for quotation on the Principal Market.
Neither the Company nor any of its Subsidiaries shall take any action which would be reasonably expected to result in the delisting or suspension of the
Common Stock on the Principal Market. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 4(e).

              (f) Pledge of Securities. The Company acknowledges and agrees that the Securities may be pledged by an Investor (as defined in the Registration
Rights Agreement) in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Securities. The pledge of
Securities shall not be deemed to be a transfer, sale or assignment of the
Securities hereunder, and no Investor effecting a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction
Document, including, without limitation, Section 2(f) hereof; provided that an
Investor and its pledgee shall be required to comply with the provisions of
Section 2(f) hereof in order to effect a sale, transfer or assignment of
Securities to such pledgee. The Company hereby agrees to execute and deliver such documentation as a pledgee of the Securities may reasonably request in connection with a pledge of the Securities to such pledgee by an Investor.

              (g) Disclosure of Transactions and Other Material Information. The
Company shall, on or before 8:30 a.m., New York City Time, on the first Business
Day after the date of this Agreement, issue a press release (the " PRESS RELEASE
") reasonably acceptable to the Buyers disclosing all material terms of the transactions contemplated hereby. No later than the fourth Business Day following the Closing Date, the Company shall file a Current Report on Form 8-K describing the terms of the transactions contemplated by the Transaction
Documents in the form required by the 1934 Act and attaching the material
Transaction Documents (including, without limitation, this Agreement, the form of Warrant and the Registration Rights Agreement) as exhibits to such filing
(including all attachments, the "8-K FILING"). From and after the issuance of the Press Release, no Buyer shall be in possession of any material, nonpublic information received from the Company, any of its Subsidiaries, or any of their respective officers, directors, employees or agents, that is not disclosed in the Press Release. The Company shall not, and shall cause each of its
Subsidiaries and each of their respective officers, directors, employees and agents, not to, provide any Buyer with any material, nonpublic information regarding the Company or any of its Subsidiaries from and after the issuance of the Press Release without the express consent of such Buyer. In the event of a breach of the foregoing covenant by the Company, or any of its Subsidiaries, or any of its or their respective officers, directors, employees and agents, in addition to any other remedy provided herein or in the Transaction Documents, the Company agrees to make a public disclosure, as soon as practicable, of such material, nonpublic information. Such disclosure shall comply with the applicable requirements of Regulation FD. Subject to the foregoing, neither the
Company, its Subsidiaries nor any Buyer shall issue any press releases or any other public statements with respect to the transactions contemplated hereby;
provided, however, that the Company shall be entitled, without the prior approval of any Buyer, to make any press release or other public disclosure with respect to such

                                      -15-

transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith and (ii) as is required by applicable law and regulations, including the applicable rules and regulations of the Principal
Market (provided that in the case of clause (i) each Buyer shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release). Without the prior written consent of any applicable
Buyer, the Company shall not disclose the name of any Buyer in any filing, announcement, release or otherwise.

              (h) Additional Registration Statements. Until the date that the
Registration Statement is first declared effective by the SEC (the " EFFECTIVE
DATE "), the Company will not file a registration statement under the 1933 Act relating to securities that are not the Securities, except for any Form S-8.

              (i) Corporate Existence. So long as any Buyer beneficially owns any Warrants, the Company shall not be party to any Fundamental Transaction unless the Company is in compliance with the applicable provisions governing
Fundamental Transactions set forth in the Warrants. For purposes hereof,
"FUNDAMENTAL TRANSACTION" means the Company shall, directly or indirectly, in one or more related transactions, (i) consolidate or merge with or into another
Person (except if the Company is the surviving corporation and its stockholders prior to the merger or consolidation own at least 50% of the successor to the merger or consolidation), or (ii) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company to another Person, or (iii) allow another Person to make a purchase, tender or exchange offer that is accepted by the holders of more than the 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the Person or Persons making or party to, or associated or affiliated with the Persons making or party to, such purchase, tender or exchange offer), or (iv) consummate a stock purchase agreement or other business combination
(including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than the 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock purchase agreement or other business combination).

              (j) Reservation of Shares. The Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance from and after the Closing Date, no less than the maximum number of shares of Common Stock issuable upon exercise of the Warrants including any indeterminate number of shares issuable pursuant to the provisions thereof
(without taking into account any limitations on the exercise of the Warrants set forth in the Warrants).

              (k) Additional Issuances of Securities.

                   (i) For purposes of this Section 4(l), the following
definitions shall apply.

                        (1) "CONVERTIBLE SECURITIES" means any stock or
         securities (other than Options) convertible into or exercisable or exchangeable for shares of Common Stock.

                        (2) "OPTIONS" means any rights, warrants or options to
         subscribe for or purchase shares of Common Stock or Convertible
         Securities.

                        (3) "COMMON STOCK EQUIVALENTS" means, collectively,
         Options and Convertible Securities.

                        (4) "SUBSEQUENT PLACEMENT" means any direct or indirect
         offer, sale, grant of an option to purchase, or other disposition by the Company of any of its or its Subsidiaries' equity or equity equivalent securities, including without limitation any debt,

                                      -16-

         preferred stock or other instrument or security that is, at any time during its life and under any circumstances, convertible into or exchangeable or exercisable for shares of Common Stock or Common Stock
         Equivalents.

                   (ii) From the Closing Date until the date twenty-four (24)
months after the Closing Date (or such earlier time as the Buyers, considered together as a whole (not including any transferees), own an aggregate of less than 25% of the number of Shares and Warrant Shares purchased pursuant to this
Agreement), the Company will not, directly or indirectly, effect any Subsequent
Placement without first complying with this Section 4(l)(ii) (A) unless (x) such
Subsequent Placement is consummated at an effective price per share that is greater than $10.00 (after giving effect to any stock splits, combinations or similar actions) and (y) Morris Goldfarb is the acting Chairman or Chief
Executive Officer of the Company, or (B) if Morris Goldfarb is not the acting
Chairman or Chief Executive Officer of the Company, such Subsequent Placement is consummated at an effective price per share that is greater than $10.00 (after giving effect to any stock splits, combinations or similar actions) and such effective price per share is equal to the then current market price per share.

                        (1) The Company shall deliver to each Buyer a written
         notice (the "OFFER NOTICE") of any proposed or intended issuance or sale or exchange (the "OFFER") of the securities being offered (the
         "OFFERED SECURITIES") in a Subsequent Placement, which Offer Notice shall (w) identify and describe the Offered Securities, (x) describe the price and other terms upon which they are to be issued, sold or exchanged, and the number or amount of the Offered Securities to be issued, sold or exchanged, (y) identify the persons or entities (if known) to which or with which the Offered Securities are to be offered, issued, sold or exchanged and (z) offer to issue and sell to or exchange with such Buyers such number of Offered Securities; provided, however, that the Buyer shall not be entitled to purchase that portion of the Offered Securities that will result in the Buyers beneficially owning, following the consummation of such Subsequent Placement, 50% of the outstanding Common Stock of the Company. The Offered Securities
         shall be allocated among such Buyers (a) based on such Buyer's pro rata portion of the aggregate number of Shares purchased hereunder (the
         "BASIC AMOUNT"), and (b) with respect to each Buyer that elects to purchase its Basic Amount, any additional portion of the Offered
         Securities attributable to the Basic Amounts of other Buyers as such
         Buyer shall indicate it will purchase or acquire should the other
         Buyers subscribe for less than their Basic Amounts (the
         "UNDERSUBSCRIPTION AMOUNT").

                        (2) To accept an Offer, in whole or in part, such Buyer
         must deliver a written notice to the Company prior to the end of the fifth (5th) Business Day after such Buyer's receipt of the Offer Notice
         (the "OFFER PERIOD"), setting forth the portion of such Buyer's Basic
         Amount that such Buyer elects to purchase and, if such Buyer shall elect to purchase all of its Basic Amount, the Undersubscription
         Amount, if any, that such Buyer elects to purchase (in either case, the
         "NOTICE OF ACCEPTANCE"). If the Basic Amounts subscribed for by all
         Buyers are less than the total of all of the Basic Amounts, then each
         Buyer who has set forth an Undersubscription Amount in its Notice of
         Acceptance shall be entitled to purchase, in addition to the Basic
         Amounts subscribed for, the Undersubscription Amount it has subscribed for; provided, however, that if the Undersubscription Amounts subscribed for exceed the difference between the total of all the Basic
         Amounts and the Basic Amounts subscribed for (the "AVAILABLE
         UNDERSUBSCRIPTION AMOUNT"), each Buyer who has subscribed for any
         Undersubscription Amount shall be entitled to purchase only that portion of the Available Undersubscription Amount as the Basic Amount
         of such Buyer bears to the total Basic Amounts of all Buyers that have subscribed for Undersubscription Amounts, subject to rounding by the
         Company to the extent its deems reasonably necessary.

                                      -17-

                        (3) The Company shall have 30 days from the expiration
         of the Offer Period above to offer, issue, sell or exchange all or any part of such Offered Securities as to which a Notice of Acceptance has not been given by the Buyers (the "REFUSED SECURITIES"), but only to the offerees described in the Offer Notice (if so described therein)
         and only upon terms and conditions (including, without limitation, unit prices and interest rates) that are not more favorable to the acquiring person or persons or less favorable to the Company than those set forth in the Offer Notice.

                        (4) In the event the Company shall propose to sell less
         than all the Refused Securities (any such sale to be in the manner and on the terms specified in Section 4(l)(ii)(3) above), then each Buyer may, at its sole option and in its sole discretion, reduce the number or amount of the Offered Securities specified in its Notice of
         Acceptance to an amount that shall be not less than the number or amount of the Offered Securities that such Buyer elected to purchase pursuant to Section 4(l)(ii)(2) above multiplied by a fraction, (i) the numerator of which shall be the number or amount of Offered Securities the Company actually proposes to issue, sell or exchange (including
         Offered Securities to be issued or sold to Buyers pursuant to Section
         4(l)(ii)(3) above prior to such reduction) and (ii) the denominator of which shall be the original amount of the Offered Securities. In the event that any Buyer so elects to reduce the number or amount of
         Offered Securities specified in its Notice of Acceptance, the Company may not issue, sell or exchange more than the reduced number or amount of the Offered Securities unless and until such securities have again been offered to the Buyers in accordance with Section 4(l)(ii)(1)
         above.

                        (5) Upon the closing of the issuance, sale or exchange
         of all or less than all of the Refused Securities, the Buyers shall acquire from the Company, and the Company shall issue to the Buyers, the number or amount of Offered Securities specified in the Notices of
         Acceptance, as reduced pursuant to Section 4(l)(ii)(3) above if the
         Buyers have so elected, upon the terms and conditions specified in the
         Offer. The purchase by the Buyers of any Offered Securities is subject in all cases to the preparation, execution and delivery by the Company and the Buyers of a purchase agreement relating to such Offered
         Securities reasonably satisfactory in form and substance to the Buyers and their respective counsel.

                        (6) Any Offered Securities not acquired by the Buyers or
         other persons in accordance with Section 4(l)(ii)(3) above may not be issued, sold or exchanged until they are again offered to the Buyers under the procedures specified in this Agreement.

                   (iii) The restrictions contained in subsection (ii) of this
Section 4(l) shall not apply in connection with the issuance of any Common Stock issued or issuable: (A) in connection with any employee benefit plan which has been approved by the Board of Directors of the Company, pursuant to which the
Company's securities may be issued to any employee, officer, director or consultant for services provided to the Company; (B) upon the exercise of the
Warrants; (C) to a non-financial institution in connection with a license agreement, joint venture, development agreement or strategic partnership, the primary purpose of which is not to raise equity capital; (D) pursuant to a bona fide firm commitment underwritten public offering with a nationally recognized underwriter which generates gross proceeds to the Company in excess of
$30,000,000 (other than "equity lines"); (E) in connection with any acquisition by the Company, whether through an acquisition of stock or a merger of any business, assets or technologies the primary purpose of which is not to raise equity capital in an amount not to exceed, in the aggregate, 25% of the outstanding shares of Common Stock in any calendar year; (F) upon conversion of any Options or Convertible Securities which are outstanding on the day immediately preceding the date hereof, provided that the terms of such Options or Convertible Securities are not amended, modified or

                                      -18-

changed on or after the date hereof; and (G) in connection with a "going private" transaction or series of transactions under the 1934 Act.

         5. TRANSFER RESTRICTIONS; TRANSFER AGENT INSTRUCTIONS.

              (a) Transfer Restrictions. The legend set forth in Section 2(g)
shall be removed and the Company shall issue a certificate without such legend or any other legend to the holder of the applicable Securities upon which it is stamped, if (i) such Securities are registered for resale under the 1933 Act,
(ii) in connection with a sale, assignment or other transfer, such holder provides the Company with an opinion of counsel, in a form reasonably acceptable to the Company, to the effect that such sale, assignment or transfer of such
Securities may be made without registration under the applicable requirements of the 1933 Act, or (iii) such holder provides the Company with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to
Rule 144. The Company shall cause Company Counsel (as defined in Section 7(b)
below) to issue the legal opinion included in the Irrevocable Transfer Agent
Instructions to the Company's transfer agent on the Effective Date. Following the Effective Date or at such earlier time as a legend is no longer required for certain Securities, the Company will no later than three Business Days following the delivery by a Buyer to the Company or the Company's transfer agent of a legended certificate representing such Securities, deliver or cause to be delivered to such Buyer a certificate representing such Securities that is free from all restrictive and other legends. Following the Effective Date and upon the delivery to any Buyer of any certificate representing Securities that is free from all restrictive and other legends, such Buyer agrees that any sale of such Securities shall be made pursuant to the Registration Statement and in accordance with the plan of distribution described therein or pursuant to an available exemption from the registration requirements of the 1933 Act. The
Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in Section 2(g).

              (b) Transfer Agent Instructions. The Company shall issue
irrevocable instructions to its transfer agent, and any subsequent transfer agent, to issue certificates or credit shares to the applicable balance accounts at The Depository Trust Company ("DTC"), registered in the name of each Buyer or its respective nominee(s), for the Warrant Shares in such amounts as specified from time to time by each Buyer to the Company upon exercise of the Warrants in the form of Exhibit C attached hereto (the "IRREVOCABLE TRANSFER AGENT
INSTRUCTIONS"). The Company represents and warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5, and stop transfer instructions to give effect to Section 2(g) hereof, will be given by the Company to its transfer agent with respect to the Securities, and that the Securities shall otherwise be freely transferable on the books and records of the Company, as and to the extent provided in this Agreement and the other Transaction Documents. If a Buyer effects a sale, assignment or transfer of the Securities in accordance with Section 2(g), the Company shall permit the transfer and shall promptly instruct its transfer agent to issue one or more certificates or credit shares to the applicable balance accounts at DTC in such name and in such denominations as specified by such Buyer to effect such sale, transfer or assignment. In the event that such sale, assignment or transfer involves Warrant Shares sold, assigned or transferred pursuant to an effective registration statement or pursuant to Rule 144, the transfer agent shall issue such Securities to the Buyer, assignee or transferee, as the case may be, without any restrictive legend.

              (c) Breach. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to a Buyer. Accordingly, the
Company acknowledges that the remedy at law for a breach of its obligations under this Section 5 will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 5, that a
Buyer shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

                                      -19-

              (d) Additional Relief. If the Company shall fail for any reason or for no reason to issue to a Buyer unlegended certificates within three (3)
Business Days of receipt of documents necessary for the removal of legend set forth above (the "DEADLINE DATE"), then, in addition to all other remedies available to such Buyer, if on or after the Business Day immediately following such three Business Day period, such Buyer purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the holder of shares of Common Stock that such Buyer anticipated receiving from the Company (a "BUY-IN"), then the Company shall, within five (5)
Business Days after such Buyer's request, promptly honor its obligation to deliver to such Buyer a certificate or certificates representing such shares of
Common Stock and pay cash to such Buyer in an amount equal to the excess (if any) of such Buyer's total purchase price (including brokerage commissions, if any) for the shares of Common Stock purchased in such Buy-In over the product of
(A) such number of shares of Common Stock, times (B) the Closing Bid Price on the Deadline Date. In addition, if within three Business Days of delivery of such certificate or certificates to such Buyer, Buyer shall sell shares of
Common Stock represented by such certificate or certificates at a price per share less than the Closing Bid Price on the Deadline Date, the Company shall pay cash to such Buyer in an amount equal to the excess of such Closing Bid
Price times the number of shares so sold over such Buyer's total proceeds (less brokerage commissions, if any) from the sale of such shares. Notwithstanding the foregoing, in the event the Company fails to honor its obligation to deliver such Buyer a certificate or certificates representing such shares of Common
Stock within such five (5) Business Day period, the Company shall pay cash to such Buyer in an amount equal to (i) such Buyer's total purchase price
(including brokerage commissions, if any) for the shares of Common Stock so purchased in such Buy-In less (ii) any payments previously made by the Company to the Buyer pursuant to the first sentence of this Section 6(d), at which point the Company's obligation to deliver such certificate (and to issue such shares of Common Stock) shall terminate. "CLOSING BID PRICE" means, for any security as of any date, the last closing price for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing bid price then the last bid price of such security prior to 4:00:00 p.m., New York Time, as reported by
Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last closing price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price is reported for such security by Bloomberg, the average of the bid prices of any market makers for such security as reported in the "pink sheets" by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). If the Closing Bid Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the fair market value as mutually determined by the Company and the holder. If the Company and the holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to
Section 13 of the Warrants. All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

         6. CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL. The obligation of the
Company hereunder to issue and sell the Shares and the related Warrants to each
Buyer at the Closing is subject to the satisfaction, at or before the Closing
Date, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion by providing each Buyer with prior written notice thereof:

              (a) Each Buyer shall have executed each of the Transaction
Documents to which it is a party and delivered the same to the Company.

                                      -20-

              (b) Each Buyer shall have delivered to the Company the Purchase
Price for the Shares and the related WARRANTS being purchased by each Buyer and each other Buyer at the Closing by wire transfer of immediately available funds pursuant to the wire instructions provided by the Company.

              (c) The representations and warranties of each Buyer shall be true and correct in all material respects as of the date when made and as of the
Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and each Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by each Buyer at or prior to the Closing Date.

         7. CONDITIONS TO EACH BUYER'S OBLIGATION TO PURCHASE. The obligation of each Buyer hereunder to purchase the Shares and the related Warrants at the
Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for each Buyer's sole benefit and may be waived by such Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

              (a) The Company shall have executed and delivered to such Buyer
(A) each of the Transaction Documents and (B) the Warrants (in such amounts as such Buyer shall request) being purchased by such Buyer at the Closing pursuant to this Agreement, and shall have irrevocably instructed the Transfer Agent to deliver the Shares (in such amounts as such Buyer shall request) as provided in
Section 1(d).

              (b) Such Buyer shall have received the opinion of Fulbright &
Jaworski L.L.P. the Company's outside counsel (the "COMPANY COUNSEL"), dated as of the Closing Date, in substantially the form of Exhibit D attached hereto.

              (c) The Company shall have delivered to such Buyer a copy of the
Irrevocable Transfer Agent Instructions, in the form of Exhibit C attached hereto, which instructions shall have been delivered to and acknowledged in writing by the Company's transfer agent.

              (d) The Company shall have delivered to such Buyer a certificate evidencing the formation and good standing of the Company and each of its
Subsidiaries in such entity's jurisdiction of formation issued by the Secretary of State (or comparable office) of such jurisdiction, as of a date within 10 days of the Closing Date.

              (e) The Company shall have delivered to such Buyer a certificate evidencing the Company's qualification as a foreign corporation and good standing issued by the Secretary of State (or comparable office) of each jurisdiction in which the Company is qualified to do business as a foreign corporation, as of a date within 10 days of the Closing Date.

              (f) The Company shall have delivered to such Buyer a certified copy of the Certificate of Incorporation as certified by the Secretary of State of the State of Delaware within ten (10) days of the Closing Date.

              (g) The Company shall have delivered to such Buyer a certificate, executed by the Secretary of the Company and dated as of the Closing Date, as to
(i) the resolutions consistent with Section 3(b) as adopted by the Company's
Board of Directors in a form reasonably acceptable to such Buyer, (ii) the
Certificate of Incorporation and (iii) the Bylaws, each as in effect at the
Closing, in the form attached hereto as Exhibit E.

                                      -21-

              (h) The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the
Closing Date (except such representations and warranties that are qualified by materiality, which shall be true and correct in all respects) as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions required by the
Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Closing Date. Such Buyer shall have received a certificate, executed by the Chief Executive Officer of the Company, dated as of the Closing
Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Buyer in the form attached hereto as Exhibit F.

              (i) The Common Stock (I) shall be designated for quotation or listed on the Principal Market and (II) shall not have been suspended, as of the
Closing Date, by the SEC or the Principal Market from trading on the Principal
Market nor shall suspension by the SEC or the Principal Market have been threatened, as of the Closing Date, either (A) in writing by the SEC or the
Principal Market or (B) by falling below the minimum listing maintenance requirements of the Principal Market.

              (j) The Company shall have obtained all governmental, regulatory or third party licenses, waivers, consents and approvals, if any, necessary for the sale of the Shares and the Warrants.

              (k) No event, circumstances or fact shall have occurred that has had or could reasonably be expected to have a Material Adverse Effect.

              (l) The Company shall have delivered to such Buyer such other documents relating to the transactions contemplated by this Agreement as such
Buyer or its counsel may reasonably request.

         8. TERMINATION. In the event that the Closing shall not have occurred with respect to a Buyer on or before ten (10) days from the date hereof due to the Company's or such Buyer's failure to satisfy the conditions set forth in
Sections 6 and 7 above (and the nonbreaching party's failure to waive such unsatisfied condition(s)), the nonbreaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date without liability of any party to any other party.

         9. MISCELLANEOUS.

              (a) Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this
Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule
(whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New
York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

                                      -22-

EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO
REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN
CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED
HEREBY.

              (b) Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

              (c) Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this
Agreement.

              (d) Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

              (e) Entire Agreement; Amendments. This Agreement and the other
Transaction Documents supersede all other prior oral or written agreements between the Buyers, the Company, their Affiliates and Persons acting on their behalf with respect to the matters discussed herein, and this Agreement, the other Transaction Documents and the instruments referenced herein and therein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this
Agreement may be amended other than by an instrument in writing signed by the
Company and the holders of Shares representing at least a majority of the amount of Shares, or, if prior to the Closing Date, the Buyers listed on the Schedule of Buyers as being obligated to purchase at least a majority of the amount of
Shares. No provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Shares then outstanding.

              (f) Notices. Any notices, consents, waivers or other
communications required or permitted to be given under the terms of this
Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile
(provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

                   If to the Company:

                            G-III Apparel Group, Ltd.
                            512 Seventh Avenue
                            New York, New York 10018
                            Telephone:       (202) 403-0500
                            Facsimile:       (212) 719-0921
                            Attention:       Wayne S. Miller

                                      -23-

                   With a copy (for informational purposes only) to:

                            Fulbright & Jaworski, L.L.P.
                            666 Fifth Avenue
                            New York, New York 10103
                            Telephone:       (212) 318-3000
                            Facsimile:       (212) 318-3400
                            Attention:       Neil Gold, Esq.

                   If to the Transfer Agent:

                            Wells Fargo Shareowner Services
                            MAC N9100-030
                            161 North Concord Exchange
                            South St. Paul, MN 55075-1139
                            Telephone:       (800) 689-8788
                            Facsimile:       (651) 450-4078
                            Attention:       Ms. Cheryl Kelly

If to a Buyer, to its address and facsimile number set forth on the Schedule of
Buyers, with copies to such Buyer's representatives as set forth on the Schedule of Buyers,

                   with a copy (for informational purposes only) to:

                            Lowenstein Sandler PC
                            1251 Avenue of the Americas
                            New York, New York  10020
                            Telephone:       (212) 262-6700
                            Facsimile:       (212) 262-7402
                            Attention:       Michael D. Maline, Esq.

or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change.
Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C)
provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

              (g) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Shares or the Warrants. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the holders of Shares representing at least a majority of the number of Shares, including by merger or consolidation. A Buyer may assign some or all of its rights hereunder in connection with transfer of any of its Securities without the consent of the Company, in which event such assignee shall be deemed to be a Buyer hereunder with respect to such assigned rights.

              (h) No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

                                      -24-

              (i) Survival. Unless this Agreement is terminated under Section 8, the representations and warranties of the Company and the Buyers contained in
Sections 2 and 3 and the agreements and covenants set forth in Sections 4, 5 and
9 shall survive the Closing and the delivery and exercise of Securities, as applicable. Each Buyer shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

              (j) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

              (k) Indemnification. In consideration of each Buyer's execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company's other obligations under the
Transaction Documents, the Company shall defend, protect, indemnify and hold harmless each Buyer and each other holder of the Securities and all of their stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons' agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the
"INDEMNITEES") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "INDEMNIFIED LIABILITIES"), incurred by any Indemnitee as a result of, or arising out of, or relating to (a)
any misrepresentation or breach of any representation or warranty made by the
Company in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby or
(c) any cause of action, suit or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company) and arising out of or resulting from (i) the execution, delivery, performance or enforcement of the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (ii) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, or (iii) the status of such Buyer or holder of the Securities as an investor in the Company.
To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. Except as otherwise set forth herein, the mechanics and procedures with respect to the rights and obligations under this Section 9(k)
shall be the same as those set forth in Section 6 of the Registration Rights
Agreement.

              (l) No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

              (m) Remedies. Each Buyer and each holder of the Securities shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. Furthermore, the
Company recognizes that in the event that it fails to perform, observe, or discharge any or all of its obligations under the Transaction Documents, any remedy at law may prove to be

                                      -25-

inadequate relief to the Buyers. The Company therefore agrees that the Buyers shall be entitled to seek temporary and permanent injunctive relief in any such case without the necessity of proving actual damages and without posting a bond or other security.

              (n) Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the
Transaction Documents, whenever any Buyer exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Buyer may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

              (o) Payment Set Aside. To the extent that the Company makes a payment or payments to the Buyers hereunder or pursuant to any of the other
Transaction Documents or the Buyers enforce or exercise their rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, foreign, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

                            [SIGNATURE PAGE FOLLOWS]

                                      -26-

         IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

                                    COMPANY:

                                    G-III APPAREL GROUP, LTD.

                                    By:        /S/ WAYNE S. MILLER
                                           -------------------------------
                                           Name:  Wayne S. Miller
                                           Title:  Chief Operating Officer

         IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

                                BUYERS:

                                PRENTICE CAPITAL PARTNERS, LP
                                By:  Prentice Capital GP, LLC

                                By:        /S/ MATHEW B. HOFFMAN
                                       -------------------------------
                                       Name:  Mathew B. Hoffman
                                       Title: General Counsel

                                PRENTICE CAPITAL PARTNERS QP, LP
                                By:  Prentice Capital GP, LLC

                                By:        /S/ MATHEW B. HOFFMAN
                                       -------------------------------
                                       Name:  Mathew B. Hoffman
                                       Title: General Counsel

                                PRENTICE CAPITAL OFFSHORE, LTD.
                                By:  Prentice Capital Management, LP,
                                     its investment manager

                                By:        /S/ MATHEW B. HOFFMAN
                                       -------------------------------
                                       Name:  Mathew B. Hoffman
                                       Title: General Counsel

                                GPC XLIII, LLC
                                By:  Prentice Capital Management, LP,
                                     its advisor

                                By:        /S/ MATHEW B. HOFFMAN
                                       -------------------------------
                                       Name:  Mathew B. Hoffman
                                       Title: General Counsel

                                PEC I, LLC
                                By:  Prentice Capital Management, LP,
                                     its manager

                                By:        /S/ MATHEW B. HOFFMAN
                                       -------------------------------
                                       Name:  Mathew B. Hoffman
                                       Title: General Counsel

                                S.A.C. CAPITAL ASSOCIATES, LLC
                                By: S.A.C. Capital Advisors, LLC

                                By:        /S/ PETER A. NUSSBAUM
                                       -------------------------------
                                       Name:  Peter A. Nussbaum
                                       Title: General Counsel

                               SCHEDULE OF BUYERS

          (1)                    (2)                       (3)              (4)               (5)             (6)
                                                                                           AGGREGATE   LEGAL REPRESENTATIVE'S
                              ADDRESS AND               AGGREGATE      AGGREGATE NUMBER    PURCHASE    ADDRESS AND
BUYER                       FACSIMILE NUMBER         NUMBER OF SHARES    OF WARRANTS        PRICE      FACSIMILE NUMBER
---------------------------------------------------------------------------------------------------------------------------------

PRENTICE CAPITAL   c/o Prentice Capital                   40,800           10,190          $412,888  Lowenstein Sandler PC
PARTNERS, LP       Management, L.P.                                                                  1251 Avenue of the Americas
                   623 Fifth Avenue                                                                  New York, New York  10020
                   32nd Floor                                                                        Attention:  Michael D. Maline,
                   New York, New York 10022                                                          Esq.
                   Attn: Mathew Hoffman                                                              Facsimile: (212) 262-7402
                   Telephone: (212) 756-8051                                                         Telephone:  (212) 262-6700
                   Facsimile: (212) 756-1471

PRENTICE CAPITAL   c/o Prentice Capital                  204,600           51,150        $2,068,505  Lowenstein Sandler PC
PARTNERS QP, LP    Management, L.P.                                                                  1251 Avenue of the Americas
                   623 Fifth Avenue                                                                  New York, New York  10020
                   32nd Floor                                                                        Attention:  Michael D. Maline,
                   New York, New York 10022                                                          Esq.
                   Attn: Mathew Hoffman                                                              Facsimile: (212) 262-7402
                   Telephone: (212) 756-8051                                                         Telephone:  (212) 262-6700
                   Facsimile: (212) 756-1471

PRENTICE CAPITAL   c/o Prentice Capital                  449,850          112,470        $4,547,984  Lowenstein Sandler PC
OFFSHORE, LTD.     Management, L.P.                                                                  1251 Avenue of the Americas
                   623 Fifth Avenue                                                                  New York, New York  10020
                   32nd Floor                                                                        Attention:  Michael D. Maline,
                   New York, New York 10022                                                          Esq.
                   Attn: Mathew Hoffman                                                              Facsimile: (212) 262-7402
                   Telephone: (212) 756-8051                                                         Telephone:  (212) 262-6700
                   Facsimile: (212) 756-1471

GPC XLIII, LLC     c/o Prentice Capital                   97,950           24,480          $990,275  Lowenstein Sandler PC
                   Management, L.P.                                                                  1251 Avenue of the Americas
                   623 Fifth Avenue                                                                  New York, New York  10020
                   32nd Floor                                                                        Attention:  Michael D. Maline,
                   New York, New York 10022                                                          Esq.
                   Attn: Mathew Hoffman                                                              Facsimile: (212) 262-7402
                   Telephone: (212) 756-8051                                                         Telephone:  (212) 262-6700
                   Facsimile: (212) 756-1471

PEC I, LLC         c/o Prentice Capital                  150,000           37,500        $1,516,500  Lowenstein Sandler PC
                   Management, L.P.                                                                  1251 Avenue of the Americas
                   623 Fifth Avenue                                                                  New York, New York  10020
                   32nd Floor                                                                        Attention:  Michael D. Maline,
                   New York, New York 10022                                                          Esq.
                   Attn: Mathew Hoffman                                                              Facsimile: (212) 262-7402
                   Telephone: (212) 756-8051                                                         Telephone:  (212) 262-6700
                   Facsimile: (212) 756-1471

S.A.C. CAPITAL     c/o S.A.C. Capital Advisors, LLC      556,800          139,210        $5,629,248  Willkie Farr & Gallagher LLP
ASSOCIATES, LLC    72 Cummings Point Road                                                            787 Seventh Avenue
                   Stamford, Connecticut 06902                                                       New York, New York  10019
                   Attn: Peter Nussbaum                                                              Attention:  Robert B. Stebbins,
                   Telephone: (203) 890-2094                                                         Esq.
                   Facsimile: (203) 890-2393                                                         Facsimile: (212) 728-9736
                                                                                                     Telephone:  (212) 728-8736
                   with a copy to:

                   Prentice Capital Management,
                   L.P.
                   623 Fifth Avenue
                   32nd Floor
                   New York, New York 10022
                   Attn: Mathew Hoffman
                   Telephone: (212) 756-8051
                   Facsimile: (212) 756-1471

                                    EXHIBITS

Exhibit A         Form of Warrants
Exhibit B         Registration Rights Agreement
Exhibit C         Irrevocable Transfer Agent Instructions
Exhibit D         Form of Outside Company Counsel Opinion
Exhibit E         Form of Secretary's Certificate
Exhibit F         Form of Officer's Certificate

                                    SCHEDULES

Schedule 3(a)              Subsidiaries
Schedule 3(j)              Untimely Periodic Reports
Schedule 3(k)              Absence of Certain Changes
Schedule 3(p)              Transactions with Affiliates
Schedule 3(q)              Capitalization
Schedule 3(r)              Indebtedness and Other Contracts
Schedule 3(s)              Litigation
Schedule 3(u)              Unions
Schedule 3(w)              Intellectual Property
Schedule 3(z)              Tax Audit